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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 23, 2002


                             UMBRELLA BANCORP, INC.
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             (Exact Name of registrant as specified in its charter)



       Delaware                        0-19829                   36-3620612
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(State or other Jurisdiction      (Commission File No.)         (IRS Employer
     of Incorporation)                                       Identification No.)



                 5818 South Archer Road, Summit, Illinois 60501
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (708) 458-2002




                                 Not Applicable
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      (Former name, address, and fiscal year, if changed since last report)



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ITEM 5.  OTHER EVENTS

         The Registrant announced the March 22, 2002 resignation of Dominic J. Fejer as the Principal Financial Officer and Chief Financial Officer of the Registrant's wholly owned subsidiary, UmbrellaBank, fsb ("UB"). Mr. Fejer resigned to pursue other business opportunities.

         The Audit Committee and senior management of the Registrant is actively seeking a competent individual to replace Mr. Fejer.

         The Registrant is an Office of Thrift Supervision registered thrift holding company with total assets of $538.3 million at December 31, 2001. The Registrant through its wholly owned subsidiary UB, operates two banking locations and "umbrellabank.com", an electronic commerce banking division. UB headquartered in Chicago, Illinois, has total deposits of $459.8 million, together with a network of over 2,019 automated teller machines deployed in 17 states.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            UMBRELLA BANCORP, INC.


Date: March 29, 2002                        By: /s/ John G. Yedinak
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                                                    John G. Yedinak
                                                    Chief Executive Officer